Exhibit 99.2

Second Quarter 2023 Earnings Organon

Disclaimer statement

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, this presentation includes “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about management’s expectations about Organon’s future financial performance and prospects. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning. These statements are based upon the current beliefs and expectations of the company’s management and are subject to significant risks and uncertainties. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

Risks and uncertainties include, but are not limited to, an inability to fully execute on our product development and commercialization plans within the United States or internationally; changes in tax laws or other tax guidance which could adversely affect our cash tax liability, effective tax rates, and results of operations and lead to greater audit scrutiny; an inability to execute on our business development strategy or realize the benefits of our planned acquisitions; efficacy, safety, or other quality concerns with respect to marketed products, including market actions such as recalls, withdrawals, or declining sales; political and social pressures, or regulatory developments, that adversely impact demand for, availability of, or patient access to contraception or fertility products; general economic factors, including recessionary pressures, interest rate and currency exchange rate fluctuations; general industry conditions and competition; the impact of the ongoing COVID-19 pandemic and emergence of variant strains; the impact of pharmaceutical industry regulation and health care legislation in the United States and internationally; global trends toward health care cost containment; technological advances; new products and patents attained by competitors; challenges inherent in new product development, including obtaining regulatory approval; the company’s ability to accurately predict its future financial results and performance; manufacturing difficulties or delays; financial instability of international economies and sovereign risk; difficulties developing and sustaining relationships with commercial counterparties; dependence on the effectiveness of the company’s patents and other protections for innovative products; and the exposure to litigation, including patent litigation, and/or regulatory actions.

The company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the company’s filings with the Securities and Exchange Commission ("SEC"), including the company’s Annual Report on Form 10-K for the year ended December 31, 2022, available at the SEC’s Internet site (www.sec.gov).

2

ORGANON™

Disclaimer statement, cont.

Cautionary Note Regarding Non-GAAP Financial Measures

This presentation and our press release regarding second quarter 2023 earnings contain “non-GAAP financial measures,” which are financial measures that either exclude or include amounts that are correspondingly not excluded or included in the most directly comparable measures calculated and presented in accordance with U.S. generally accepted accounting principles (“GAAP”). Specifically, the company makes use of the non-GAAP financial measures Adjusted EBITDA, Adjusted Net Income, Adjusted gross margin, Adjusted gross profit and Adjusted diluted EPS, which are not recognized terms under GAAP and are presented only as a supplement to the company’s GAAP financial statements. This presentation and our press release regarding second quarter 2023 earnings also provide certain measures that exclude the impact of foreign exchange. We calculate foreign exchange by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results. The company believes that these non-GAAP financial measures help to enhance an understanding of the company’s financial performance. However, the presentation of these measures has limitations as an analytical tool and should not be considered in isolation, or as a substitute for the company’s results as reported under GAAP. Because not all companies use identical calculations, the presentations of these non-GAAP measures may not be comparable to other similarly titled measures of other companies. You should refer to Table 4 and Table 5 of our press release regarding second quarter 2023 earnings for relevant definitions and reconciliations of non-GAAP financial measures contained herein to the most directly comparable GAAP measures.

In addition, the company’s full-year 2023 guidance measures (other than revenue) are provided on a non-GAAP basis because the company is unable to reasonably predict certain items contained in the GAAP measures. Such items include, but are not limited to, acquisition related expenses, restructuring and related expenses, stock-based compensation, the ultimate outcome of legal proceedings, unusual gains and losses, the occurrence of matters creating GAAP tax impacts and other items not reflective of the company's ongoing operations.

The company uses non-GAAP financial measures in its operational and financial decision making, and believes that it is useful to exclude certain items in order to focus on what it regards to be a more meaningful representation of the underlying operating performance of the business.

See Slides 21-26 of this presentation for a reconciliation of non-GAAP measures.

3

ORGANON™

Second quarter 2023 highlights 4 • Revenue of $1.6 billion, up 4% ex - FX • Adjusted EBITDA of $530 million • Diluted EPS of $0.95; Adjusted Diluted EPS of $1.31 • Revenue guidance range raised to $6.25 billion to $6.45 billion • Adjusted EBITDA margin guidance range raised to 31.5% - 33.0% See Slides 21 - 26 of this presentation for a reconciliation of non - GAAP measures.

Growth pillars delivering, Established Brands remains durable Women's Health • Growth of 10% ex - FX, driven by 12% growth in Nexplanon • Double - digit growth in Fertility portfolio driven by COVID - recovery in China and volume growth in LAMERA and U.S. • Growth of 15% ex - FX • Strong demand and volume growth for Renflexis in U.S. and Canada • July 1st launch of Hadlima in U.S . • Stable revenue ex - FX despite VBP impact • Expect franchise to achieve flat performance in 2023 5 Established Brands Biosimilars Women's Health

Express Scripts/Ascent Optum/Emisar United Healthcare Prime Therapeutics, Cigna Optum NPF ESI NPF Source: MMIT Data, includes Commercial, Health Exchange, and Managed Medicaid. Last updated July 10, 2023 | NPF = National P ref erred Formulary U.S. access environment is broader than PBM national formularies 6

Growth pillars delivering, Established Brands remains durable Women's Health • Growth of 10% ex - FX, driven by 12% growth in Nexplanon • Double - digit growth in Fertility portfolio driven by COVID - recovery in China and volume growth in LAMERA and U.S. • Growth of 15% ex - FX • Strong demand and volume growth for Renflexis in U.S. and Canada • July 1st launch of Hadlima in U.S . • Stable revenue ex - FX despite VBP impact • Expect franchise to achieve flat performance in 2023 7 Established Brands Biosimilars Women's Health

Durability of Established Brands Expanding manufacturing Stemming price erosion Staying power of the brands LCM/ entrepreneurial focus Established Brands 8

Volume growth across all three franchises drove sales performance


$ mil
+1% reported +4% ex-FX
$1,585
~0
~(25)
~(30)
~115
~5
~(40)
$1,608
FX ~250 bps headwind to growth in Q2
Q2 2022
LOE (1)
VBP (2)
Price
Volume
Supply/Other (3)
FX
Q2 2023

(1) *LOE = Loss of Exclusivity*
(2) *VBP = Volume Based Procurement*
(3) *Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties*

9

ORGANON™

China performing well despite VBP; APJ lapping tough comp $ mil Q2 - 23 Q2 - 22 Actual VPY Ex - FX VPY Europe and Canada 467 443 5% 6% United States 371 351 6% 6% Asia Pacific and Japan 261 291 (10)% (5)% China 234 244 (4)% 2% Latin America, Middle East, Russia and Africa 234 216 8% 11% Other (1) 41 40 2% 1% Total Revenues 1,608 1,585 1% 4% 10 ~80% of Q2 sales generated ex - US (1) Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties.

Women’s Health Women’s Health Revenues $ mil Q2 - 23 Q2 - 22 Act VPY Ex - FX VPY 2023 YTD 2022 YTD Act VPY Ex - FX VPY Top Contraception Products Nexplanon ® 214 195 10% 12% 380 366 4% 6% NuvaRing ® 40 42 (5)% (3)% 80 83 (3)% (2)% Marvelon Œ / Mercilon Œ 29 31 (4)% (1)% 67 54 23% 28% Top Fertility Products Follistim ® 70 58 21% 24% 125 119 5% 8% Ganirelix Acetate Injection 34 32 6% 10% 63 61 3% 7% Other Women's Health products 52 51 1% 1% 105 103 2% 3% Total Women's Health 438 408 8% 10% 819 786 4% 6% 11 • Women's Health franchise grew 10% ex - FX • Strong demand in the U.S. for Nexplanon • Fertility growth driven by COVID - 19 recovery in China Totals may not foot due to rounding . Trademarks appearing above in italics are trademarks of, or are used under license by, the Organon group of companies .

Biosimilars Biosimilars Revenues $ mil Q2 - 23 Q2 - 22 Act VPY Ex - FX VPY 2023 YTD 2022 YTD Act VPY Ex - FX VPY Renflexis ® 70 59 19% 20% 132 105 26% 27% Ontruzant ® 33 35 (7)% (7)% 54 57 (7)% (6)% Brenzys Œ 13 14 (6)% 2% 32 28 13% 19% Aybintio Œ 12 9 28% 27% 22 19 17% 19% Hadlima Œ 7 2 258% 285% 12 8 55% 65% Biosimilars 135 119 14% 15% 251 217 16% 18% 12 • Renflexis grew 20% ex - FX, on track for 6 years revenue growth in the U.S. • Strong volume growth for Ontruzant in U.S. offset by competitive pricing environment Totals may not foot due to rounding . Trademarks appearing above in italics are trademarks of, or are used under license by, the Organon group of companies .

Established Brands Established Brands Revenues $ mil Q2 - 23 Q2 - 22 Act VPY Ex - FX VPY 2023 YTD 2022 YTD Act VPY Ex - FX VPY Cardiovascular 401 412 (3)% — % 785 822 (5)% — % Respiratory 250 254 (2)% 2% 542 559 (3)% 1% Non - Opioid Pain, Bone & Derm 200 209 (4)% (2)% 385 410 (6)% (3)% Other 144 143 — % 4% 285 280 2% 7% Total Est. Brands 995 1,018 (2)% — % 1,997 2,072 (4)% 1% 13 • Portfolio achieved flat performance ex - FX despite VBP and impact from market action on injectable steroids • YTD volume growth of 2% offset by 1% price erosion Totals may not foot due to rounding .

P&L reflects continued investment in business $ mil Q2 - 23 Q2 - 22 Actual VPY 2023 YTD 2022 YTD Actual VPY Revenue 1,608 1,585 1% 3,146 3,152 — % Cost of sales 640 588 9% 1,220 1,149 6 % Gross profit 968 997 (3) % 1,926 2,003 (4) % Non - GAAP Adjusted Gross profit (1) 1,012 1,047 (3) % 2,015 2,089 (4) % Selling, general and administrative 451 423 7% 886 794 12 % R&D 128 106 21% 257 202 27 % Acquired IPR&D and milestones — 97 NM 8 97 NM Total research and development 128 203 (37) % 265 299 (11) % Adjusted EBITDA (2) 530 512 4% 1,048 1,159 (10) % Diluted Earnings per Share (EPS) (3) 0.95 0.92 4% 1.64 2.28 (28) % Non - GAAP adjusted diluted EPS (3) 1.31 1.25 5% 2.39 2.90 (17) % Per share impact to diluted EPS from acquired IPR&D and milestones — (0.30) NM $ — $ (0.30) NM Gross margin 60.2% 62.9% 61.2% 63.5% Non - GAAP Adjusted Gross margin (1) 62.9% 66.1% 64.0% 66.3% Adjusted EBITDA margin (2) 33.0% 32.3% 33.3% 36.8% 14 (1) See Slide 21 - 24 of this presentation for a reconciliation of Gross Profit to Adjusted Gross Profit. (2) See Slide 25 - 26 of this presentation for a reconciliation of EBITDA and Adjusted EBITDA measures. (3) See Slide 21 - 24 of this presentation for a reconciliation of diluted EPS to non - GAAP adjusted diluted EPS.

15 Bank covenant (*) net leverage ratio ~4.2x; Upward pressure on leverage expected to continue through Q3 2023 Net Debt as of June 30, 2023 $ mil Dec 2021 Dec 2022 Mar 2023 Jun 2023 Cash and cash equivalents 737 706 459 326 Gross Debt (1) 9,134 8,913 8,711 8,730 Net Debt (1) 8,397 8,207 8,252 8,404 (*) The definition of net debt in the company's credit agreement excludes unamortized fees but includes capitalized lease ob lig ations. Additionally, the LTM EBITDA calculation excludes acquired IPR&D and milestone charges. (1) Debt figures are net of discounts and unamortized fees of $124 million, $105 million, $97 million and $93 million as of D ece mber 31, 2021, December 31, 2022, March 31, 2023 and June 30, 2023 respectively.

On target to generate ~ $1B of free cash flow before one-time charges in 2023

Expect ~75% of FY cash generation in second half, consistent with prior-year period

(USD millions)	2023 YTD
Adjusted EBITDA	$1,048
Less: Net cash interest expense	(244)
Less: Cash taxes	(90)
Less: Change in NWC	(440)
Less: CapEx	(56)
Free Cash Flow Before One Time Costs	**$218**
Less: One time costs	(176)
Free Cash Flow [1]	**$42**

Primarily driven by:

Inventory: ~$130M planned builds and higher costs

Gross trade account receivables: ~$120M due to timing of Q2 sales

Accrual timing: ~$110M

[1] *Free cash flow represents net cash flows provided by operating activities plus capital expenditures, acquired in-process research and development, and the effect of exchange rate changes on cash and cash equivalents.*

16

ORGANON™

1.2% to +4.5% reported $ mil 17 Continued solid volume growth, partly offset by VBP, LOE and price; limited FX headwinds (1) LOE = Loss of Exclusivity (2) VBP = Volume Based Procurement (3) Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties (3) (1) (2) (50) - (75) (100) - (150) 500 - 600 (25) - (50) 0 - (50) (100) - (125) FX ~0 - 80 bps headwind to growth in 2023 $6,250 - $6,450 $6,174

Full Year 2023 guidance ranges 18 Provided on a Non - GAAP basis, except revenue Guidance provided May 4, 2023 Guidance provided as of August 8, 2023 Revenue $6.150B - $6.450B $6.250B - $6.450B Adjusted gross margin Low - mid 60% range Unchanged SG&A (as % of revenues) Mid 20% range Unchanged R&D (as % of revenues) Upper single - digit Unchanged Adjusted EBITDA margin 31.0% - 33.0% 31.5% - 33.0% Interest expense ~$515 million ~$525 million Depreciation ~$130 million ~$120 million Effective non - GAAP tax rate 19.0% - 21.0% 17.5% - 19.5% Fully diluted weighted avg. shares outstanding ~257 million Unchanged

Q&A

Appendix

Reconciliation of GAAP Reported to Non - GAAP Adjusted Information 21 Three Months Ended June 30, 2023 Unaudited, $ in millions except per share amounts GAAP Spin related Costs (1) Restructuring Stock - based Compensation Amortization Other (1) Non - GAAP Adjusted Revenues $ 1,608 $ 1,608 Cost of sales 640 (10) — (4) (30) — 596 Gross profit 968 1,012 Gross margin 60.2% 62.9 % Selling, general and administrative 451 (44) — (17) — — 390 Research and development 128 (3) — (4) — — 121 Acquired in - process research and development and milestones — — — — — — — Interest expense 132 — — — — — 132 Exchange losses 2 — — — — — 2 Other expense (income), net 1 (4) — — — — (3) 1,354 1,238 Income before income taxes 254 370 Taxes on income 12 13 — 4 5 — 34 Net income $ 242 $ 336 Earnings per share - Diluted $ 0.95 $ 1.31 (1) Represents one - time costs . Spin - related includes costs from the separation of Merck & Co . , Inc . , Rahway, NJ, US and Other primarily includes inventory step - up amortization and legal reserves .

Reconciliation of GAAP Reported to Non - GAAP Adjusted Information 22 Three Months Ended June 30, 2022 Unaudited, $ in millions except per share amounts GAAP Spin related Costs (1) Restructuring Stock - based Compensation Amortization Other (1) Non - GAAP Adjusted Revenues $ 1,585 $ 1,585 Cost of sales 588 (6) — (3) (28) (13) 538 Gross profit 997 1,047 Gross margin 62.9% 66.1 % Selling, general and administrative 423 (28) — (13) — — 382 Research and development 106 (3) — (3) — — 100 Acquired in - process research and development and milestones 97 — — — — — 97 Interest expense 98 — — — — — 98 Exchange gains (21) — — — — — (21) Other expense (income), net 7 (8) — — — — (1) 1,298 1,193 Income before income taxes 287 392 Taxes on income 53 10 — 3 4 3 73 Net income $ 234 $ 319 Earnings per share - Diluted $ 0.92 $ 1.25 (1) Represents one - time costs . Spin - related includes costs from the separation of Merck & Co . , Inc . , Rahway, NJ, US and Other primarily includes inventory step - up amortization and legal reserves .

Reconciliation of GAAP Reported to Non - GAAP Adjusted Information 23 Six Months Ended June 30, 2023 Unaudited, $ in millions except per share amounts GAAP Spin related Costs (1) Restructuring Stock - based Compensation Amortization Other (1) Non - GAAP Adjusted Revenues $ 3,146 $ 3,146 Cost of sales 1,220 (20) — (8) (59) (2) 1,131 Gross profit 1,926 2,015 Gross margin 61.2% 64.0 % Selling, general and administrative 886 (90) — (32) — (1) 763 Research and development 257 (6) — (7) — — 244 Acquired in - process research and development and milestones 8 — — — — — 8 Restructuring costs 4 — (4) — — — — Interest expense 264 — — — — — 264 Exchange losses 11 — — — — — 11 Other expense (income), net 7 (10) — — — — (3) 2,657 2,418 Income before income taxes 489 728 Taxes on income 70 26 1 8 11 — 116 Net income $ 419 $ 612 Earnings per share - Diluted $ 1.64 $ 2.39 (1) Represents one - time costs . Spin - related includes costs from the separation of Merck & Co . , Inc . , Rahway, NJ, US and Other primarily includes inventory step - up amortization and legal reserves .

Reconciliation of GAAP Reported to Non - GAAP Adjusted Information 24 Six Months Ended June 30, 2022 Unaudited, $ in millions except per share amounts GAAP Spin related Costs (1) Restructuring Stock - based Compensation Amortization Other (1) Non - GAAP Adjusted Revenues $ 3,152 $ 3,152 Cost of sales 1,149 (10) — (6) (56) (14) 1,063 Gross profit 2,003 2,089 Gross margin 63.5% 66.3 % Selling, general and administrative 794 (53) — (23) — — 718 Research and development 202 (6) — (5) — (1) 190 Acquired in - process research and development and milestones 97 — — — — — 97 Interest expense 195 — — — — — 195 Exchange gains (25) — — — — — (25) Other expense (income), net 11 (14) — — — — (3) 2,423 2,235 Income before income taxes 729 917 Taxes on income 147 14 — 5 9 3 178 Net income $ 582 $ 739 Earnings per share - Diluted $ 2.28 $ 2.90 (1) Represents one - time costs . Spin - related includes costs from the separation of Merck & Co . , Inc . , Rahway, NJ, US and Other primarily includes inventory step - up amortization and legal reserves .

Income before income taxes to Adjusted EBITDA Unaudited, $ in millions Q2 - 2023 Q2 - 2022 Income before income taxes 254 287 Depreciation 28 22 Amortization 30 28 Interest expense 132 98 EBITDA 444 435 Restructuring costs — — One - time costs (1) 61 58 Stock - based compensation 25 19 Adjusted EBITDA 530 512 Adjusted EBITDA margin 33.0% 32.3% 25 (1) One - time costs primarily include costs incurred in connection with the spin - off of Organon, inventory step up adjustments and legal reserves .

Income before income taxes to Adjusted EBITDA Unaudited, $ in millions YTD June 2023 YTD June 2022 Income before income taxes 489 729 Depreciation 56 47 Amortization 59 56 Interest expense 264 195 EBITDA 868 1,027 Restructuring costs 4 — One - time costs (1) 129 98 Stock - based compensation 47 34 Adjusted EBITDA 1,048 1,159 Adjusted EBITDA margin 33.3% 36.8% 26 (1) One - time costs primarily include costs incurred in connection with the spin - off of Organon, inventory step up adjustments and legal reserves .

Franchise performance $ mil Q2 - 2023 Q2 - 2022 Actual VPY Ex - FX VPY 2023 YTD 2022 YTD Actual VPY Ex - FX VPY Women’s Health 438 408 8% 10% 819 786 4% 6% Biosimilars 135 119 14% 15% 251 217 16% 18% Est. Brands 995 1,018 (2)% — % 1,997 2,072 (4)% 1% Other (1) 40 40 (2)% (1)% 79 76 — % — % Total Revenues 1,608 1,585 1% 4% 3,146 3,152 — % 3% (1) Other includes manufacturing sales to Merck & Co., Inc., Rahway, NJ, USA and other third parties 27

Nexplanon LTM view normalizes for tender phasing and buy - in / buy - out in the U.S . $ mil 28 % Product Sales Growth *LTM * LTM: “Last 12 Months” | % Growth expressed at constant currency Pre - spin

Established Brands demonstrating stability $ mil 29 % Product Sales Growth *LTM Pre - spin * LTM: “Last 12 Months” | % Growth expressed at constant currency

Number of products 13 5 49 Women’s Health Biosimilars Established Brands Broad and diverse portfolio 30 TM TM

Reinvesting in the business to create a pipeline of future revenue opportunities

Commercialized/soon to be commercialized asset

Licensing Agreement for *Xaciato*™ (clindamycin phosphate vaginal gel, 2%) March 2022	**Bacterial Vaginosis Gel** **FDA-approved** for BV in females 12 and over, the most common cause of vaginits worldwide estimated to affect **approximately 21 million women in the US.**[1]
***Marvelon*™** (desogestrel and ethinyl estradiol) and ***Mercilon*™** (desogestrel and ethinyl estradiol) February 2022	**Contraception** **Expanding portfolio** - recapturing commercial rights to certain currently marketed products in Asia
Acquisition of Alydia Health/JADA® System June 2021	**Medical Device** Postpartum hemorrhage - one of the most common complications of birth, **requiring pharmacologic treatment in up to 10% of mothers**[2]

Building a pipeline

Claria Medical January 2023	**Medical Device** Being studied for use during minimally invasive laparoscopic hysterectomy - **one of the most commonly performed surgeries** for women
Cirqle Biomedical July 2022	**Contraception** **Expanding portfolio** - preclinical, non-hormonal contraceptive candidate, large, unmet need for non-hormonal contraception
Licensing Agreement for biosimilar candidates referencing *Perjeta*[3] and *Prolia*[3]/*Xgeva*[3] through Shanghai Henlius June 2022	**Biosimilar Candidates for Osteoporosis and Breast Cancer** Exclusive **global commercialization rights** except for China; including Hong Kong, Macau and Taiwan
Licensing Agreement for Ebopiprant July 2021	**Pre-term Labor** **15 million babies (11.1% of all live births)** born pre-term every year [4]
Forendo Pharma December 2021	**Endometriosis** Clinical stage / Phase 2a/2b - **chronic condition that affects up to 1 in 10 of reproductive age women / girls globally**[5]

(1) Centers for Disease Control and Prevention Bacterial Vaginosis CDC Fact Sheet: https://www.cdc.gov/std/bv/stdfact-bacterial-vaginosis
(2) Widmer M et al. "Heat-Stable Carbetocin versus Oxytocin to Prevent Hemorrhage after Vaginal Birth." N Engl J Med 2018; 379:743-752
(3) Perjeta is a trademark registered in the U.S. in the name of Genentech, Inc.; Prolia and Xgeva are trademarks registered in the U.S. in the name of Amgen Inc
(4) WHO Key Facts, 2018: https://www.who.int/news-room/fact-sheets/detail/preterm-birth
(5) WHO Key Facts, 2023: .https://www.who.int/news-room/fact-sheets/detail/endometriosis

31

ORGANON™